                                                                    EXHIBIT 99.1

                             SECTION 302 CERTIFICATION

     In  connection  with the Annual  Report of Eagle  Exploration  Company (the
"Registrant")  on Form 10-KSB for the year ended March 31,  2003,  as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Raymond N. Joeckel, President of the Registrant, certify, that:

     (1)  I have reviewed this annual report on Form 10-KSB of the Registrant;

     (2)  Based on my knowledge,  this annual report does not contain any untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the periods covered by this annual report;

     (3)  Based on my knowledge,  the financial  statements and other  financial information  included in this  annual  report,  fairly  present in all material respects the financial condition,  results of operations, and cash flows of the Registrant as of, and for, the periods  presented in this annual report;

     (4)  I am responsible for establishing and maintaining  disclosure controls and  procedures,  as defined in Exchange  Act Rules 13a-14 and 15d-14, for the Registrant and I have:

          a.   designed such  disclosure  controls and procedures to ensure that material  information  relating to the Registrant,  including its consolidated  subsidiaries,  is made  known to me by others  with those  entities,  particularly  during  the  period  in which the annual report is being prepared;

          b.   evaluated  the  effectiveness  of  the  Registrant's   disclosure
               controls and  procedures as of a date within 90 days prior to the filing date of this annual report (the Evaluation Date); and

          c.   presented  in  this  annual  report  my  conclusions   about  the
               effectiveness of the disclosure  controls and procedures based on my evaluation as of the Evaluation Date.

     (5)  I  have  disclosed,  based  on  my  most  recent  evaluation,  to  the
          Registrant's  auditors  and the audit  committee  of the  Registrant's board of directors:

          a.   all  significant  deficiencies  in the  design  or  operation  of internal  controls which could adversely  affect the Registrant's ability to record, process,  summarize, and report financial data and have  identified for the  Registrant's  auditors any material weaknesses in internal controls; and

          b.   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  Registrant's internal controls.

     (6)  I have  indicated  in this  annual  report  whether  or not there were significant  changes in  internal  controls or in other  factors  that could significantly affect internal controls subsequent to the date of our most recent  evaluation,  including  any  corrective  actions with regard to significant deficiencies and material weaknesses.

                                          /s/ Raymond N. Joeckel
                                          ------------------------------
                                          Raymond N. Joeckel
                                          President
                                          June 26, 2003